                                                         Exhibit No. EX-99.h.3.c

                                    EXHIBIT A
        to the Amended and Restated Expense Limitation Agreement between
                            GARTMORE MUTUAL FUNDS and
                       GARTMORE MUTUAL FUND CAPITAL TRUST
                      Amended, Effective September 27, 2006

Name of Fund/Class                          Expense Limitation for Fund/Class
Gartmore Mid Cap Growth Fund
Class A                                     1.15%
Class B                                     1.15%
Class C                                     1.15%
Class R                                     1.15%
Institutional Service Class                 1.15%
Institutional Class                         1.15%

Gartmore Mid Cap Growth Leaders Fund (formerly, Gartmore Millennium Growth Fund)

Class A                                     1.20%
Class B                                     1.20%
Class C                                     1.20%
Class D                                     1.20%
Class R                                     1.20%
Institutional Service Class                 1.20%
Institutional Class                         1.20%

Gartmore Nationwide Principal     Offering      Guarantee     Zero Coupon
Protected Fund**                   Period        Period     Investment Period

Class A                             1.00%         1.95%        1.40%
Class B                             1.50%         2.45%        1.90%
Class C                             1.50%         2.45%        1.90%

Gartmore Convertible Fund
Class A                                     0.95%
Class B                                     0.95%
Class C                                     0.95%
Class R                                     0.95%
Institutional Service Class                 0.95%
Institutional Class                         0.95%

Gartmore Money Market Fund(1)***
Class C                                     0.59%
Prime                                       0.59%
Service                                     0.59%
Institutional                               0.59%

Name of Fund/Class                          Expense Limitation for Fund/Class

Gartmore Small Cap Leaders Fund
Class A                                     1.35%
Class B                                     1.35%
Class C                                     1.35%
Class R                                     1.35%
Institutional Service Class                 1.35%
Institutional Class                         1.35%

Gartmore China Opportunities Fund
Class A                                     1.75%
Class B                                     1.75%
Class C                                     1.75%
Class R                                     1.75%
Institutional Service Class                 1.75%
Institutional Class                         1.75%

Gartmore Global Natural Resources Fund
Class A                                     1.20%
Class B                                     1.20%
Class C                                     1.20%
Class R                                     1.20%
Institutional Service Class                 1.20%
Institutional Class                         1.20%

Gartmore  Optimal  Allocations  Fund:  Aggressive  (formerly  Gartmore  Actively
Managed Aggressive Asset Allocation Fund)

Class A                                     0.25%
Class B                                     0.25%
Class C                                     0.25%
Class R                                     0.25%
Institutional Service Class                 0.25%
Institutional Class                         0.25%

Gartmore Optimal  Allocations Fund:  Moderately  Aggressive  (formerly  Gartmore
Actively Managed Moderately Aggressive Asset Allocation Fund)

Class A                                     0.25%
Class B                                     0.25%
Class C                                     0.25%
Class R                                     0.25%
Institutional Service Class                 0.25%
Institutional Class                         0.25%

Name of Fund/Class                          Expense Limitation for Fund/Class

Gartmore Optimal  Allocations Fund: Moderate (formerly Gartmore Actively Managed
Moderate Asset Allocation Fund)

Class A                                     0.25%
Class B                                     0.25%
Class C                                     0.25%
Class R                                     0.25%
Institutional Service Class                 0.25%
Institutional Class                         0.25%

Gartmore Optimal Allocations Fund: Specialty (formerly Gartmore Actively Managed
Specialty Asset Allocation Fund)

Class A                                     0.25%
Class B                                     0.25%
Class C                                     0.25%
Class R                                     0.25%
Institutional Service Class                 0.25%
Institutional Class                         0.25%

Gartmore Optimal Allocations Fund: Defensive
Class A                                     0.25%
Class B                                     0.25%
Class C                                     0.25%
Class R                                     0.25%
Institutional Service Class                 0.25%
Institutional Class                         0.25%

Gartmore Hedged Core Equity Fund
Class A                                     1.90%
Class B                                     1.90%
Class C                                     1.90%
Class R                                     1.90%
Institutional Service Class                 1.90%
Institutional Class                         1.90%

Gartmore Small Cap Growth Fund
Class A                                     1.35%
Class B                                     1.35%
Class C                                     1.35%
Class R                                     1.35%
Institutional Service Class                 1.35%
Institutional Class                         1.35%

Name of Fund/Class                          Expense Limitation for Fund/Class

Gartmore Small Cap Value Fund
Class A                                     1.35%
Class B                                     1.35%
Class C                                     1.35%
Class R                                     1.35%
Institutional Service Class                 1.35%
Institutional Class                         1.35%

Gartmore Small Cap Core Fund
Class A                                     1.35%
Class B                                     1.35%
Class C                                     1.35%
Class R                                     1.35%
Institutional Service Class                 1.35%
Institutional Class                         1.35%

Gartmore Market Neutral Long-Short Fund
Class A                                     1.90%
Class B                                     1.90%
Class C                                     1.90%
Class R                                     1.90%
Institutional Service Class                 1.90%
Institutional Class                         1.90%

Effective  until at least February 28, 2008.  These expense  limitations  may be revised,  after the expiration of the agreed upon term, if mutually  agreed upon by the parties.  They may also be revised to increase the limitations at anytime if mutually agreed upon by the parties.

**Until at least the end of the Guarantee  Period which will be seven years,  it is hereby agreed that Fund Operating  Expenses shall include Rule 12b-1 fees and fees paid pursuant to an Administrative Services Plan.

(1) With  respect to all classes of the Gartmore  Money  Market Fund,  effective until at least May 1, 2006.

***In  addition with respect to the Service  Class of the Gartmore  Money Market
Fund,  effective  until at least February 28, 2006, the Fund Operating  Expenses shall be  limited to 0.75% and shall  include  the Rule 12b-1 fees and fees paid pursuant to an Administrative Services Plan.